Conformed Copy

                                                              August 28, 1997

Prudential Securities Incorporated
One New York Plaza
New York, New York 10292
as representative of the several Underwriters

                  Prudential Securities Secured Financing Corporation (the "Company") hereby confirms its agreement to sell certain equipment contract backed notes to Prudential Securities Incorporated (the "Representative") and First Union Capital Markets Corp. (together, the "Underwriters") as described herein. The notes will be secured by the assets of a trust consisting primarily of a segregated pool (the "Receivable Pool") of certain operating and finance leases and commercial loans (the "Contracts") the security interest of First Sierra Financial, Inc., as originator (the "Originator") or its affiliate, which was acquired by the Originator or such affiliate at the time of its origination or purchase of the related Contracts in the underlying equipment or other property servicing such Contracts (collectively, the "Equipment," together with the Contracts, the "Receivables") and certain other property. The Company intends to purchase the Receivables from First Sierra Receivables IV, Inc. (the "Transferor"), pursuant to the Depositor Transfer Agreement to be dated as of September 1, 1997 (the "Depositor Transfer Agreement") among the Company, the Transferor, First Sierra Financial, Inc. ("First Sierra") and First Sierra Equipment Contract Trust 1997-1, a Delaware business trust (the "Issuer") or (the "Trust"), established pursuant to the Trust Agreement dated as of September 1, 1997 (the "Trust Agreement") among the Company, the Transferor and Delaware Trust Capital Management, Inc., as the owner trustee (the "Owner Trustee"). The Trust, pursuant to the Indenture to be dated as of September 1, 1997 (the "Indenture"), between the Trust and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"), will pledge the Receivables to the Indenture Trustee and issue the Class A Notes and the Class B Notes as described herein.

                  On or prior to the date of issuance of the Class A Notes, the Company will obtain the certificate guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Insurer") which will unconditionally and irrevocably guarantee to the Trustee for the benefit of the holders of the Class A Notes full and complete payment of all amounts payable on the Class A Notes.

                  All capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Indenture. The phrase "This Agreement" shall refer to this letter by the Company to the Underwriters as agreed to and accepted by the Underwriters as of the date hereof.

                  1. Securities. The securities will be issued in classes as follows: (i) four classes of senior notes consisting of: (a) 5.7325% Equipment Contract-Backed Notes, Class A-1 (the "Class A-1 Notes"), 6.3500% Equipment
Contract-Backed  Notes,  Class A-2 (the "Class A-2  Notes"),  6.3500%  Equipment
Contract-Backed Notes, Class A-3 (the "Class A-3 Notes") and 6.3500% Equipment Contract Backed Notes, Class A-4 (the "Class A-4 Notes and collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the Class A Notes (the "Class A Notes");(ii) three classes of subordinate notes with respect to the Class A Notes (the "Class B-1 Notes", the "Class B-2 Notes" and the "Class B-3 Notes," collectively, the "Class B Notes"); and (iii) a class of certificates subordinate to the Class A Notes, the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes (the "Trust Certificate"). The Class B Notes and the Trust Certificate are not being sold hereby.

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and covenants with, the Underwriters that:

                  A. The  Company  has filed with the  Securities  and  Exchange
Commission (the "Commission") a registration statement (No. 33-84918) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of Equipment Contract Backed Securities (issuable in series), which registration statement, as amended at the date hereof, has become effective. Such registration statement, as amended to the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424(b)(2) under the Act a supplement dated the date hereof to the prospectus dated December 2, 1994 relating to the Class A Notes and the method of distribution thereof and has previously advised the Underwriters of all further information (financial and other) with respect to the Class A Notes to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof, is hereinafter called the "Registration Statement"; such prospectus dated August 28, 1997, in the form in which it will be filed with the Commission pursuant to Rule 424(b)(2) under the Act is hereinafter called the "Basic Prospectus"; such supplement dated the date hereof to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b)(2) of the Act, is hereinafter called the "Prospectus Supplement"; and the Basic Prospectus and the Prospectus Supplement together are hereinafter called the "Prospectus." Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 424 is hereinafter called a "Preliminary Prospectus Supplement." The Company will file with the Commission within fifteen days of the issuance of the Class A Notes a report on Form 8-K setting forth specific information concerning the related Receivables (the "8-K").

                  B. As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424(b)(2) under the Act, when, prior to the Closing Date (as defined below), any other amendment to the Registration Statement becomes effective, and when any supplement to the Prospectus is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, will comply in all material respects with the applicable requirements of the Act and the rules thereunder and (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of the Underwriters specifically for use in connection with the preparation of the Registration Statement and the Prospectus.

                  C. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it, and as described in the Prospectus, and is duly qualified to do business in each jurisdiction in which it owns or leases equipment (to the extent such qualification is required by applicable law) or in which the conduct of its business requires such qualification except where the failure to be so qualified does not involve (i) a material risk to, or a material adverse effect on, the business, properties, financial position, operations or results of operations of the Company or (ii) any risk whatsoever as to the enforceability of any Contract.

                  D. There are no actions, proceedings or investigations pending, or, to the knowledge of the Company, threatened, before any court, governmental agency or body or other tribunal (i) asserting the invalidity of this Agreement, the Depositor Transfer Agreement, the Trust Agreement, the Insurance Agreement dated as of September 1, 1997 (the "Insurance Agreement") among the Insurer, the Company, the Issuer, First Sierra and the Owner Trustee, the Indemnification Agreement dated September 10, 1997 (the "Indemnification Agreement" and together with this Agreement, the Trust Agreement, the Depositor Transfer Agreement and the Insurance Agreement, the "Agreements") among the Company, the Issuer, First Sierra, the Insurer and the Underwriters, or the Class A Notes; (ii) seeking to prevent the issuance of the Class A Notes or the consummation of any of the transactions contemplated by the Agreements; (iii) which may, individually or in the aggregate, materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Agreements or the Class A Notes; or (iv) which may affect adversely the federal income tax attributes of the Class A Notes as described in the Prospectus.

                  E. The execution and delivery by the Company of the Agreements are within the corporate power of the Company and have been, or will be, prior to the Closing Date duly authorized by all necessary corporate action on the part of the Company and the execution and delivery of such instruments, the consummation of the transactions therein contemplated and compliance with the provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any agreement or instrument to which the Company or any of its affiliates is a party or by which it or any of them is bound or to which any of the property of the Company or any of its affiliates is subject, the Company's charter or bylaws, or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company, any of its affiliates or any of its or their properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body or other tribunal is required for the consummation of the transactions contemplated by this Agreement or the Prospectus in connection with the issuance and sale of the Class A Notes. Neither the Company nor any of its affiliates is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company or any of its affiliates, which materially and adversely affects, or may in the future materially and adversely affect, (i) the ability of the Company to perform its obligations under the Agreements or (ii) the business, operations, results of operations, financial position, income, properties or assets of the Company.

                  E. This Agreement has been duly executed and delivered by the Company, and the other Agreements will be duly executed and delivered by the Company, and each constitutes and will constitute the legal, valid and binding obligation of the Company enforceable in accordance with their respective terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding at law or in equity.

                  F. The Class A Notes will conform in all material respects to the description thereof to be contained in the Prospectus and will be duly and validly authorized and, when duly and validly executed, authenticated, issued and delivered in accordance with the Indenture and sold to the Underwriters as provided herein, will be validly issued and outstanding and entitled to the benefits of the Indenture.

                  G. On the Closing Date, the Receivables will conform in all material respects to the description thereof contained in the Prospectus and the representations and warranties contained in this Agreement will be true and correct in all material respects. The representations and warranties set out in the Servicing Agreement, dated as of September 1, 1997, among First Sierra, as servicer (the "Servicer") and Originator, the Trust and the Indenture Trustee (the "Servicing Agreement") and the Indenture are hereby made to the Underwriters as though set out herein, and at the dates specified therein, such representations and warranties were or will be true and correct in all material respects.

                  H. The Company possesses all material licenses, certificates, permits or other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus and there are no proceedings, pending or, to the best knowledge of the Company, threatened, relating to the revocation or modification of any such license, certificate, permit or other authorization which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business, operations, results of operations, financial position, income, property or assets of the Company.

                  I. Any taxes, fees and other governmental charges in connection with the execution and delivery of the Agreements or the execution and issuance of the Class A Notes have been or will be paid at or prior to the Closing Date.

                  J. There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company or its subsidiaries, taken as a whole, from June 30, 1997.

                  K. The Agreements will conform in all material respects to the descriptions thereof, if any, contained in the Prospectus.

                  L. The Company is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information; (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; or (iii) any notification with respect to the suspension of the qualification of the Class A Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  2. Agreements of the Underwriters. Each Underwriter, severally and not jointly, agrees with the Company that upon the execution of this Agreement and authorization by each Underwriter of the release of the Class A Notes, each Underwriter shall offer the Class A Notes for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented in the amounts set forth in Annex A hereto.

                  3. Purchase, Sale and Delivery of the Class A Notes. The Company hereby agrees, subject to the terms and conditions hereof, to sell the Class A Notes to the Underwriters, who, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby severally and not jointly agree to purchase the principal amount of the Class A Notes set forth in Annex A hereto. At the time of issuance of the Class A Notes, the Receivables will be transferred by the Transferor, at the direction of the Company, to the Trust pursuant to the Sale Agreement.

                  The Class A Notes to be purchased by each Underwriter will be delivered by the Company to each Underwriter (which delivery shall be made through the facilities of The Depository Trust Company ("DTC")) against payment of the purchase price therefor, equal to $207,605,649.94, by a same day federal funds wire payable to the order of the Company.

                  Settlement shall take place at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York at 9 a.m., on September 10, 1997, or at such other time thereafter as the Underwriters and the Company determine (such time being herein referred to as the "Closing Date"). The Class A Notes will be prepared in definitive form and in such authorized denominations as each Underwriter may request, registered in the name of Cede & Co., as nominee of DTC.

                  The Company agrees to have the Class A Notes available for inspection and review by the Underwriters in New York City not later than 10 a.m. New York City time on the business day prior to the Closing Date.

                  4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

                  A. The Company will promptly advise each Underwriter and its counsel (i) when any amendment to the Registration Statement shall have become effective; (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information;
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Class A Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus after the date hereof and prior to the Closing Date for the Class A Notes unless the Company has furnished each Underwriter and its counsel copies of such amendment or supplement for their review prior to filing and will not file any such proposed amendment or supplement to which such Underwriter reasonably objects, unless such filing is required by law. The Company will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                  B. If, at any time during the period in which the Prospectus is required by law to be delivered, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, the Company will promptly prepare and file with the Commission, subject to Paragraph A of this
Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

                  C. The Company will furnish to each Underwriter, without charge, executed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a Prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the Prospectus, as amended or supplemented, and any amendments and supplements thereto as the Underwriters may reasonably request. The Company will pay the expenses of printing all offering documents relating to the offering of the Class A Notes.

                  D. As soon as practicable, but not later than sixteen months after the effective date of the Registration Statement, the Company will make generally available to Class A Noteholders an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act and, at the option of the Company, will satisfy the requirements of Rule 158 under the Act.

                  E. So long as any of the Class A Notes are outstanding, the Company will cause to be delivered to each Underwriter (i) all documents required to be distributed to the Class A Noteholders and (ii) from time to time, any other information filed with any government or regulatory authority that is otherwise publicly available, as either Underwriter may reasonably request.

                  F. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses in connection with the transactions contemplated herein, including but not limited to the expenses of printing (or otherwise reproducing) all documents relating to the offering, the fees and disbursements of its counsel and expenses of each Underwriter incurred in connection with (i) the issuance and delivery of the Class A Notes; (ii) preparation of all documents specified in this Agreement; (iii) any fees and expenses of the Indenture Trustee; (iv) any fees and expenses of the Owner Trustee; (v) any fees and expenses of the Insurer; and
(vi) any fees  charged  by  investment  rating  agencies  for rating the Class A
Notes.

                  G. The Company agrees that, so long as any of the Class A Notes shall be outstanding, it will deliver or cause to be delivered to each Underwriter (i) the annual statement as to compliance delivered to the Indenture Trustee pursuant to the Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Indenture Trustee pursuant to the Servicing Agreement as soon as such statement is furnished to the Company; and (iii) any information and reports required to be delivered by the Servicer pursuant to Article 4 of the Servicing Agreement.

                  H. The Company will enter into the Agreements and all related agreements on or prior to the Closing Date.

                  I. The Company will endeavor to qualify the Class A Notes for sale to the extent necessary under any state securities or Blue Sky laws in any jurisdictions as may be reasonably requested by the Underwriters, if any, and will pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Class A Notes for investment under the laws of such jurisdictions as the Underwriters may reasonably designate, if any.

                  5. Conditions of the Underwriters' Obligation.  The obligation of each Underwriter to purchase and pay for the Class A Notes as provided herein shall be subject to the accuracy as of the date hereof and the Closing Date (as if made at the Closing Date) of the representations and warranties of the Company contained herein (including those representations and warranties set forth in the Servicing Agreement and the Indenture and incorporated herein), to the accuracy of the statements of the Company made in any certificate or other document delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

                  A. The Registration Statement shall have become effective no later than the date hereof, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and the Prospectus shall have been filed pursuant to Rule 424(b).

                  B. The Underwriters shall have received the Indenture and the Class A Notes in form and substance satisfactory to the Underwriters, duly executed by all signatories required pursuant to the respective terms thereof.

                  C. The Underwriters shall have received the favorable opinion of Dewey Ballantine, counsel to the Company with respect to the following items, dated the Closing Date, to the effect that:

                           (a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is qualified to do business in each state necessary to enable it to perform its obligations under each of the Agreements. The Company has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of each of the Agreements.

                           (b) Each of the  Agreements has been duly and validly
                  authorized, executed and delivered by the Company, all requisite corporate action having been taken with respect thereto, and each constitutes the valid, legal and binding agreement of the Company, and would be enforceable against the Company in accordance with their respective terms.

                           (c) Neither the  transfer of the  Receivables  to the
                  Trust, the issuance or sale of the Class A Notes nor the execution, delivery or performance by the Company of, the Agreements (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, (i) any term or provision of the certificate of incorporation or bylaws of the Company; (ii) to the best of such counsel's knowledge, any term or provision of any material agreement, contract, instrument or indenture, to which the Company is a party or is bound; or (iii) to the best of such counsel's knowledge, any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust or upon the Class A Notes, except as otherwise contemplated by the Indenture.

                           (d) No consent, approval,  authorization or order of,
                  registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under the laws of the State of New York, for the execution, delivery and performance of the Agreements, or the offer, issuance, sale or delivery of the Class A Notes or the consummation of any other transaction contemplated thereby by the Company, except such which have been obtained.

                           (e) There are no actions, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Company before any court, governmental agency or body or other tribunal (i) asserting the invalidity of the Agreements or the Class A Notes; (ii) seeking to prevent the issuance of the Class A Notes or the consummation of any of the transactions contemplated by the Agreements; or
                  (iii) which would materially and adversely affect the performance by the Company of obligations under, or the validity or enforceability of, the Class A Notes or the Agreements.

                           (f) Except as to any  financial or  statistical  data
                  contained in the Registration Statement, to the best of such counsel's knowledge, the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                           (g) To the best of the knowledge of such counsel, the
                  Commission has not issued any stop order suspending the effectiveness of the Registration Statement or any order directed to any prospectus relating to the Class A Notes (including the Prospectus), and has not initiated or threatened any proceeding for that purpose.

                  In rendering their opinions, the counsel described in this Paragraph C may rely, as to matters of fact, on certificates of responsible officers of the Company, the Indenture Trustee and public officials. Such opinions may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company.

                  D. The  Underwriters  shall have received a letter from Arthur
Anderson, dated on or before the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, to the effect that they have performed certain specified procedures requested by the Underwriters with respect to the information set forth in the Prospectus and certain matters relating to the Company.

                  E. The Class A-1 Notes shall have been rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") and the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall have been rated "Aaa" by Moody's and "AAA" by S&P, and none of such ratings shall have been rescinded. The Underwriters and their counsel shall have received copies of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Notes. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

                  F. The Underwriters shall have received from the Company a certificate, signed by the president, a senior vice president or a vice president of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement and the Agreements and that, to the best of his or her knowledge based upon reasonable investigation:

                  1. the representations and warranties of the Company in this Agreement, as of the Closing Date, and in the other Agreements and in all related Agreements, as of the date specified in such Agreements, are true and correct, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  2. there are no actions, suits or proceedings pending, or to the best of such officer's knowledge, threatened against or affecting the Company which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect the Company's obligations under the Agreements in any material way; and no merger, liquidation, dissolution or bankruptcy of the Company is pending or contemplated;

                  3. the information contained in the Registration Statement relating to the Company and the Receivables is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Registration Statement includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading;

                  4. the information set forth in the List of Contracts required to be furnished pursuant to the Sale Agreement is true and correct in all material respects;

                  5. there has been no amendment or other document filed affecting the articles of incorporation or bylaws of the Company since September 10, 1997, and no such amendment has been authorized. No event has occurred since September 10, 1997, which has affected the good standing of the Company under the laws of the State of Delaware;

                  6. there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from June 30, 1997; and

                  7. each person who, as an officer or representative of the Company, signed or signs the Registration Statement, the Agreements or any other document delivered pursuant hereto, on the date of such execution, or on the Closing Date, as the case may be, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  The Company shall attach to such certificate a true and correct copy of its articles of incorporation and bylaws which are in full force and effect on the date of such certificate, and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

                  G. There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since June 30, 1997, of
(A) the Company its subsidiaries and affiliates or (B) the Insurer, that is in the Underwriters' judgment material and adverse and that makes it in the Underwriters' judgment impracticable to market the Class A Notes on the terms and in the manner contemplated in the Prospectus.

                  H. The Policy relating to the Class A Notes shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus.

                  I. The Underwriters shall have received a favorable opinion of Kutak Rock, counsel to the Insurer, dated the Closing Date and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  1. the Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York. The Insurer is validly licensed and authorized to issue the Policy and perform its obligations under the Policy in accordance with the terms thereof, under the laws of the State of New York;

                  2. the execution and delivery by the Insurer of the Policy, the Insurance Agreement and the Indemnification Agreement are within the corporate power of the Insurer and have been authorized by all necessary corporate action on the part of the Insurer; the Policy has been duly executed and are the valid and binding obligations of the Insurer enforceable in accordance with its terms except that the enforcement of the Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity;

                  3.  the  Insurer  is   authorized  to  deliver  the  Insurance
         Agreement and the Indemnification Agreement, and the Insurance Agreement and the Indemnification Agreement have been duly executed and are the valid and binding obligations of the Insurer enforceable in accordance with its terms except that the enforcement of the Insurance Agreement and the Indemnification Agreement may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and by public policy
         considerations   relating  to   indemnification   for   securities  law
         violations;

                  4. no consent, approval, authorization or order of any state or federal court or governmental agency or body is required on the part of the Insurer, the lack of which would adversely affect the validity or enforceability of the Policy; to the extent required by applicable legal requirements that would adversely affect validity or enforceability of the Policy, the form of the Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Insurer in connection with such Policy;

                  5. to the extent the Policy constitutes certificates within the meaning of Section 2(1) of the Securities Act of 1933, as amended (the "Act"), they are certificates that are exempt from the registration requirements of the Act; and

                  6. the information set forth under the caption "THE NOTE INSURANCE POLICY AND THE NOTE INSURER" in the Prospectus, insofar as such statements constitute a description of the Policy, accurately summarizes the Policy.

                  In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Indenture Trustee, the Insurer and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Insurer.

                  J. On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the Act.

                  K. The Underwriter shall have received from the Insurer a certificate, signed by the President, a senior vice president or a vice president of the Insurer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Policy, the Insurance Agreement, the Indemnification Agreement and the related documents and that, to the best of his or her knowledge based on reasonable investigation:

                  1. there are no actions, suits or proceedings pending or threatened against or affecting the Insurer which, if adversely determined, individually or in the aggregate, would adversely affect the Insurer's performance under the Policy, the Insurance Agreement or the Indemnification Agreement;

                  2. each person who as an officer or representative of the Insurer, signed or signs the Policy, the Insurance Agreement, the Indemnification Agreement or any other document delivered pursuant hereto, on the date thereof, or on the Closing Date, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures;

                  3. the information contained in the Prospectus under the caption "THE NOTE INSURANCE POLICY AND THE NOTE INSURER" is true and correct in all material respects and does not omit to state a material fact with respect to the description of the Policy or the ability of the Insurer to meet its payment obligations under the Policy;

                  4. the tables regarding the Insurer's capitalization set forth in the Prospectus under the heading "THE NOTE INSURANCE POLICY AND THE
         NOTE INSURER" presents fairly the capitalization of the Insurer as of June 30, 1997;

                  5. on or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded the claims paying ability of the Insurer by any "nationally recognized statistical rating organization," as such term is defined for purposes of the Act;

                  6. the consolidated financial statements of the Insurer, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, included in the Annual Report on Form 10-K of MBIA Inc., for the year ended December 31, 1996, and the consolidated financial statements of the Insurer and its subsidiaries for the six months ended June 30, 1997 and for the periods ended June 30, 1997 and June 30, 1996 included in the Quarterly Report on Form 10-Q of MBIA Inc., for the period ending March 31, 1997, incorporated by referenced into the Prospectus, fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied; and

                  7. to the best knowledge of such officer, since June 30, 1997, no material adverse change has occurred in the financial position of the Insurer other than as set forth in the Prospectus.

The officer of the Insurer certifying to items 5 through 7 shall be an officer in charge of a principal financial function.

                  The Insurer shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and its bylaws, all of which are in full force and effect on the date of such certificate.

                  L. The Underwriters shall have received a favorable opinion of counsel to the Indenture Trustee, dated the Closing Date and in form and substance satisfactory to the Underwriters, to the effect that:

                  1. the Indenture Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the power and authority to enter into and to take all actions required of it under the Indenture;

                  2. each of (i) the Indenture and (ii) the Servicing

         Agreement  has been duly  authorized,  executed  and  delivered  by the
         Indenture Trustee and each constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Indenture Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

                  3. no consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Indenture Trustee in connection with its execution and delivery of the Indenture or the Servicing Agreement or the performance of its obligations thereunder;

                  4. the Notes have been duly executed, authenticated and delivered by the Indenture Trustee and assuming delivery and payment are validly issued therefor and outstanding and are entitled to the benefits of the Indenture; and

                  5. the execution and delivery of, and performance by the Indenture Trustee of its obligations under, the Indenture and the Servicing Agreement do not conflict with or result in a violation of any statute or regulation applicable to the Indenture Trustee, or the charter or bylaws of the Indenture Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound.

                  In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Indenture Trustee and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Indenture Trustee.

                  M. The  Underwriters  shall have  received  from the Indenture
Trustee a certificate, signed by the president, a senior vice president or a vice president of the Indenture Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Indenture Trustee, signed or signs the Notes, the Indenture, the Servicing Agreement or any other document delivered pursuant hereto, on the date hereof or on the Closing Date, in connection with the transactions described in the Indenture was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  N. The Underwriters shall have received a favorable opinion of counsel to the Owner Trustee, dated the Closing Date and in form and substance satisfactory to the Underwriters, to the effect that:

                  1. The Owner Trustee is duly incorporated, validly existing and in good standing as a banking corporation under the laws of the State of Delaware.

                  2. The Owner Trustee has the power and authority to execute, deliver and perform the Trust Agreement, the Depositor Transfer Agreement, the Servicing Agreement and the Indenture (collectively, the "Owner Trustee Agreements").

                  3. Each of the Owner Trust Agreements has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee, in accordance with its terms.

                  4. To the best of counsel's knowledge, without independent investigation, neither the execution or delivery by the Owner Trustee of the Owner Trustee Agreements nor the compliance by the Owner Trustee with any of the terms thereof or consummation of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any action with respect to, any governmental authority or agency under the laws of the State of Delaware.

                  5. Neither the execution, delivery and performance by the Owner Trustee of the Owner Trustee Agreements, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof, will violate or result in a breach of, or constitute a default under the provisions of such Owner Trustee Agreements or the articles of association or by-laws of the Owner Trustee or, to the best of counsel's knowledge, without independent investigation, any law, rule or regulation of the State of Delaware applicable to the Owner Trustee.

                  O. The Underwriters shall have received from the Owner Trustee a certificate, signed by the president, a senior vice president or a vice president of the Owner Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Owner Trustee, signed or signs the Certificates, the Owner Trustee Agreements or any other document delivered pursuant hereto, on the date hereof or on the Closing Date, in connection with the transactions described in the Indenture was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  P. The Underwriters shall have received from Dewey Ballantine, special counsel to the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Class A Notes, the Prospectus and such other related matters as the Underwriters shall reasonably require.

                  Q. The Underwriters and their counsel shall have received copies of any opinions of counsel to the Company or the Indenture Trustee supplied to the Indenture Trustee relating to matters with respect to the Notes, the formation of the Trust or the acquisition of the Receivables. Any such opinions shall be satisfactory to the Underwriters in form and substance.

                  R. The Underwriters shall have received an opinion from Dewey Ballantine, special tax counsel to the Company to the effect that the statements in the Prospectus Supplement under the heading "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" accurately describe the material federal income tax consequences to the holders of the Class A Notes.

                  S. The Underwriters shall have received such further information, certificates and documents as the Underwriters may reasonably have requested not fewer than three (3) full business days prior to the Closing Date.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all respects when and as provided in this Agreement, if the Company is in breach of any covenants or agreements contained herein or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel, this Agreement and all obligations of the Underwriters hereunder, may be canceled on, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

                  6. Expenses. If the sale of the Class A Notes provided for herein is not consummated by reason of a default by the Company in its obligations hereunder, then the Company will reimburse the Underwriters, upon demand, for all reasonable out-of-pocket expenses (including, but not limited to, the reasonable fees and expenses of counsel for the Underwriters) that shall have been incurred by it in connection with its investigation with regard to the Company and the Class A Notes and the proposed purchase and sale of the Class A Notes.

                  7.  Indemnification and Contribution.

                  A. Regardless of whether any Class A Notes are sold, the Company will indemnify and hold harmless each Underwriter, each of their respective officers and directors and each person who controls each Underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "1934 Act"), against any and all losses, claims, damages, or liabilities (including the cost of any investigation, legal and other expenses incurred in connection with and amounts paid in settlement of any action, suit, proceeding or claim asserted), joint or several, to which they may become subject, under the Act, the 1934 Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained (i) in the Registration Statement, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, not misleading or (ii) in the Basic Prospectus or the Prospectus Supplement or any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by such Underwriter specifically for use in connection with the preparation thereof.

                  B.  Regardless  of  whether  any Class A Notes are sold,  each
Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its officers and directors and each person, if any, who controls the Company within the meaning of the Act or the 1934 Act against any losses, claims, damages or liabilities to which they become subject under the Act, the 1934 Act or other federal or state law or regulation, at common law or otherwise, to the same extent as the foregoing indemnity, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading or in (ii) the Basic Prospectus or the Prospectus Supplement or any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof and so acknowledged in writing, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against such loss, claim, damage, liability or action.

                  C. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraphs A, B and E of this Section 8, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing thereof; but the omission to notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than  under  such  Paragraph.  The  indemnifying  party,  upon  request  of  the
indemnified  party,   shall  retain  counsel  reasonably   satisfactory  to  the
indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriters in the case of parties indemnified pursuant to paragraph A of this Section 8 and by the Company in the case of parties indemnified pursuant to paragraphs B and E of this Section 8. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated above, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  D. Each Underwriter agrees, severally and not jointly, to provide the Company no later than the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Derived Information (defined below) for filing with the Commission on Form 8-K.

                  E. Each Underwriter agrees, jointly and not severally, assuming all Company-Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Company, its respective officers and directors and each person who controls the Company within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The several obligations of each Underwriter under this Section 8(E) shall be in addition to any liability which each Underwriter may otherwise have.

                  The procedures set forth in Section 8(C) shall be equally applicable to this Section 8(E).

                  F. For purposes of this Section 8, the term "Derived Information" means such portion, if any, of the information delivered to the Companies pursuant to Section 8(D) for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute Company-Provided Information. "Company-Provided Information" means any computer tape furnished to the Underwriters by the Company concerning the assets comprising the Trust.

                  G. If the  indemnification  provided  for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each
Underwriter from the sale of the Class A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only relative benefits referred to in clause (i) above but also the relative fault of the Company and of each Underwriter in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Underwriter shall be deemed to be in such proportion so that each Underwriter is responsible for that portion determined by multiplying the total amount of such losses, claims, damages and liabilities, including legal and other expenses, by a fraction, the numerator of which is (x) the excess of the Aggregate Resale Price (as defined below) of the Class A Notes underwritten by such Underwriter over the aggregate purchase price of such Class A Notes specified in Section 4 of this Agreement and the related Prospectus Supplement, and the denominator of which is (y) the Aggregate Resale Price of such Class A Notes, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding sentence, the "Aggregate Resale Price" of the Class A Notes at the time of any determination shall be the weighted average of the purchase prices (in each case expressed as a percentage of the aggregate principal amount of the Class A Notes so purchased), determined on the basis of such principal amounts, paid to the Underwriter by all subsequent purchasers that purchased the Class A Notes on or prior to such date of determination. The relative fault of the Company and each Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by either Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  H. The Company and each Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph G of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph G of this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, neither Underwriter shall be required to contribute any amount by which the Aggregate Resale Price exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

                  I. The Company and each Underwriter each expressly waive, and agree not to assert, any defense to their respective indemnification and contribution obligations under this Section 8 which they might otherwise assert based upon any claim that such obligations are unenforceable under federal or state securities laws or by reasons of public policy.

                  J. The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act or the 1934 Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the 1934 Act; provided, however, that in no event shall the Company or either Underwriter be liable for double indemnification.

                  8. Information Supplied by Underwriters. The statements set forth on the front cover page of the Prospectus Supplement regarding market-making and under the heading "Method of Distribution" in the Prospectus Supplement (to the extent such statements relate to the Underwriter) constitute the only information furnished by the Underwriters to the Company for the purposes of Sections 2(B) and 8(A) hereof. Each Underwriter confirms that such statements (to such extent) are correct.

                  9. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York

10292, Attention: Norman Chaleff; and, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to Prudential Securities Secured Financing Corporation, One New York Plaza, 12th Floor, New York, New York 10292, Attention: General Counsel.

                  10. Survival. All representations, warranties, covenants and agreements of the Company contained herein or in agreements or certificates delivered pursuant hereto, the agreements of the Underwriters and the Company contained in Section 8 hereof, and the agreement of the Underwriters contained in Section 3 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or any subsequent purchaser or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Class A Notes. The provisions of Sections 5, 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  11. Termination. The Underwriters shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (a) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the American Stock Exchange, (b) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities, (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis which, in the Underwriters' reasonable judgment, is material and adverse, and, in the case of any of the events specified in clauses (a) through (d), such event singly or together with any other such event makes it in the Underwriters' reasonable judgment impractical to market the Class A Notes. Any such termination shall be without liability of any other party except that the provisions of Paragraph G of
Section 5 (except with respect to expenses of the Underwriters) and Sections 7 and 8 hereof shall at all times be effective.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the signatories hereto and their respective successors and assigns (which successors and assigns do not include any person purchasing a Class A Note from the Underwriters), and the officers and directors and controlling persons referred to in Section 8 hereof and their respective successors and assigns, and no other persons will have any right or obligations hereunder.

                  13. APPLICABLE LAW; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF ANY PROVISION OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE OR FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, NEW YORK, AND THE PARTIES HERETO EXPRESSLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO WAIVE ANY DEFENSE OR CLAIM OF FORUM NON CONVENIENS THEY MAY HAVE WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING BROUGHT.

                  14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

                  15. Amendments and Waivers. This Agreement may be amended, modified, altered or terminated, and any of its provisions waived, only in a writing signed on behalf of the signatories hereto.

                  16. Default of Underwriters. If either Underwriter defaults in its obligations to purchase the Class A Notes offered to it hereunder (such Underwriter, the "Defaulting Underwriter"), then the remaining Underwriter (the "Performing Underwriter") shall have the option, but not the obligation, to purchase all, but not less than all, of the Class A Notes offered to the Defaulting Underwriter. If the Performing Underwriter elects not to exercise such option, then this Agreement will terminate without liability on the part of the Performing Underwriter. Nothing contained herein shall relieve the Defaulting Underwriter from any and all liabilities to the Company and the Performing Underwriter resulting from the default of the Defaulting Underwriter.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                                Very truly yours,

                                       PRUDENTIAL SECURITIES SECURED
                                         FINANCING CORPORATION

                                       By:__________________________________
                                          Name:
                                          Title:

Agreed to and Accepted by:
(as of the date hereof)

PRUDENTIAL SECURITIES INCORPORATED
as Representative of the several Underwriters

By:__________________________________
   Name:
   Title:

                     [Underwriting Agreement Signature Page]

                                     Annex A
                                  Underwriting

                                 Class A-1 Notes
--------------------------------------------------------------------------------
                                                                  Principal
     Underwriter                     Percentage                     Amount
     -----------                     ----------                     ------
Prudential Securities                   50%                      $16,499,000
Incorporated
--------------------------------------------------------------------------------
First Union Capital Markets             50%                      $16,499,000
Corp.
--------------------------------------------------------------------------------
TOTAL                                  100%                      $32,998,000
--------------------------------------------------------------------------------


                                 Class A-2 Notes
--------------------------------------------------------------------------------
                                                                  Principal
     Underwriter                     Percentage                     Amount
     -----------                     ----------                     ------
Prudential Securities                     50%                    $42,739,500
Incorporated
--------------------------------------------------------------------------------
First Union Capital Markets               50%                    $42,739,500
Corp.
--------------------------------------------------------------------------------
TOTAL                                    100%                    $85,479,000
--------------------------------------------------------------------------------

                                 Class A-3 Notes
--------------------------------------------------------------------------------
                                                                  Principal
     Underwriter                     Percentage                     Amount
     -----------                     ----------                     ------
Prudential Securities                    50%                     $25,763,500
Incorporated
--------------------------------------------------------------------------------
First Union Capital Markets              50%                     $25,763,500
Corp.
--------------------------------------------------------------------------------
TOTAL                                   100%                     $51,527,000
--------------------------------------------------------------------------------


                                 Class A-4 Notes
--------------------------------------------------------------------------------
                                                                  Principal
     Underwriter                     Percentage                     Amount
     -----------                     ----------                     ------
Prudential Securities                     50%                    $19,119,000
Incorporated
--------------------------------------------------------------------------------
First Union Capital Markets               50%                    $19,119,000
Corp.
--------------------------------------------------------------------------------
TOTAL                                    100%                    $38,238,000
--------------------------------------------------------------------------------